UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2010

CHINA EDUCATION ALLIANCE, INC.
 (Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-52092 (Commission File Number)	56-2012361 (IRS Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall Harbin, People’s Republic of China (Address of principal executive offices)	150090 (Zip Code)

Registrant’s telephone number, including area code: 86-451-8233-5794

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

China Education Alliance, Inc. (the “Company”) issued a press release and announced today that on November 5, 2010, as an added supplement to the Company’s third quarter financial review, the Company’s auditor, Sherb & Co., LLP (“Sherb”) also performed confirmation procedures on most of the Company’s bank balances in the People’s Republic of China (“PRC”).  These procedures were performed by staff members from Sherb’s Beijing office.

Confirmations of the cash balance as of September 30, 2010 were conducted at the following financial institutions:

•	ICBC, Harbin Kunlun Branch, in the amount of RMB 315,787,237.07, located in 36 Kangshun Street, Nangang District , Harbin, Heilongjiang Province, China.
•	Agricultural Bank of China, Huijin Branch, in the amount of RMB 37, 533,479.85, located in 14 Hongzhuan Street, Daoli District, Harbin, Heilongjiang Province, China.
•	Agricultural Bank of China, Huijin Branch, in the amount of USD 7,052,922.91, located in 14 Hongzhuan Street, Daoli District, Harbin, Heilongjiang Province, China.
•	Harbin Bank, Keji Branch, in the amount of RMB 97,274.63, located in 323, Tianshun Street, Nangang District, Harbin, Heilongjiang Province, China.
•	China Everbright Bank, Harbin Hongqi Branch, in the amount of RMB 52,305,796.33, located in 257, Hongqi Street, Nangang District, Harbin, Heilongjiang Province, China.

The enhanced procedures were applied to approximately $67 million in deposits, or 86%, of the Company’s total cash balance of approximately $78 million. Such procedures included visits to the PRC financial institutions, meeting bank personnel and obtaining cash balance information as of September 30, 2010.

As of September 30, 2010 the Company also maintained approximately $8.6 million in its J. P. Morgan and EastWest Bank accounts in the U.S. and approximately $1.3 million at ICBC in Beijing, which Sherb also verified by reviewing the relevant bank statements.

A copy of the Company’s press release is annexed hereto as Exhibit 99.1 and a copy of the bank confirmation documents are annexed hereto as Exhibit 99.2.

The information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, December 2, 2010, issued by China Education Alliance, Inc.

99.2	Copy of bank statements from China Everbright Bank, ICBC, the Agricultural Bank of China and Harbin Bank

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ALLIANCE, INC.

Dated: December 2, 2010
	By:	/s/ Zibing Pan
Name: Zibing Pan
Title: Chief Financial Officer